Partnership with Peoples-Sidney Financial Corporation June 14, 2022 Investor Presentation Exhibit 99.2

Forward-Looking Statements This investor presentation may contain forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to the expected timing and benefits of the proposed Merger, including future financial and operating results, cost savings, enhanced revenues, and accretion/dilution to reported earnings that may be realized from the merger (the “Merger”) of Peoples-Sidney Financial Corporation (“PPSF”) with and into Farmers & Merchants Bancorp, Inc. (“F&M”), as well as other statements of expectations regarding the Merger, and other statements of F&M’s goals, intentions and expectations; statements regarding F&M’s business plan and growth strategies; statements regarding the asset quality of F&M’s loan and investment portfolios; and estimates of F&M’s risks and future costs and benefits, whether with respect to the Merger or otherwise. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: the risk that the businesses of F&M and PPSF will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; anticipated revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; revenues following the Merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the Merger; the ability to obtain required regulatory and shareholder approval, and the ability to complete the Merger on the expected timeframe; possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the creditworthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like F&M and F&M Bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with F&M’s business; and other risks and factors identified in F&M’s filings with the Securities and Exchange Commission. F&M does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this filing. In addition, F&M’s and PPSF’s past results of operations do not necessarily indicate either of their anticipated future results, whether the Merger is effectuated or not.

Attractive addition to F&M’s franchise Financially Compelling Farmers & Merchants (“F&M”) expands branch footprint in Central Ohio by partnering with a client-focused community bank Strategically located between Urbana, Dayton and Findlay Provides access to a growing industrial market, home to many manufacturing companies along the highly-trafficked I-75 corridor Shelby County and the surrounding area are projected to have stronger median household income than the state of Ohio as a whole Complimentary cultures and the opportunity to engage in relationships with Peoples-Sidney Financial Corporation (“PPSF”) customers F&M has a proven acquisition history having successfully integrated 3 bank acquisitions over the last 5 years Approximately 2.5% accretive to 2023E EPS and approximately 3.9% accretive to 2024E EPS Nominally (2.1%) dilutive to TBV at closing and an approximate 3.25-year tangible book value earn back period Excluding AOCI adjustment and rate marks, nominally (0.4%) dilutive to TBV at closing and an approximate 2.00-year tangible book value earn back period Internal Rate of Return > 20% Pro forma tangible common equity / tangible assets of ~8% at close leaves F&M well-positioned for continued growth Transaction Highlights

Partnership with Peoples-Sidney Financial Corporation PPSF Background and Transaction Overview Headquartered in Sidney, OH and founded in 1886 Complements F&M’s existing Ohio presence with a diverse economy and appealing demographics along the highly-trafficked I-75 corridor Allows F&M to expand client-service capabilities and deepen its commitment to communities Full-service independent community bank, serving customers in Northwest Ohio, Northeast Indiana, and Southern Michigan F&M Branches (33)¹ PPSF Branches (4)² Includes LPOs Includes drive-thru location in downtown Sidney, OH Deposit-weighted average demographic data shown by MSA Number of Businesses shown by county per U.S. Census Bureau Source: S&P Capital IQ Pro Franchise Highlights F&M PPSF Total Deposits ($000) $2,253,597 $114,779 Offices (#) (1) 33 4 (2) Deposit Market Share (3) (%) 5.35% 8.12% Projected Population Growth (2022-2027) (3) (%) 0.96% 0.30% Avg. Median HH Income (3) ($) $63,645 $73,437 Households (#) 34,770 1,488 Households with Annual Income >$50K (#) 23,845 995 Number of Small Businesses (4) 30,330 964

Expands Ohio Presence in the Attractive Sidney, OH Market Notable Employers Market Demographics Sidney, OH Market Highlights Sidney’s strategic location within the I-75 corridor provides easy access to a high concentration of both businesses and governmental functions Shelby County and its six surrounding counties are all projected to have stronger median household income growth than the state of Ohio as a whole SEMCORP recently announced plans to create 1,200 new jobs in Sidney with a new manufacturing plant producing key components for electric vehicle batteries¹ The county boasts a workforce of over 250,000 people² Shelby County holds the highest percentage of manufacturing jobs per capita in the state of Ohio² Shelby County, OH 1) Dayton Daily News 2) ChooseSidneyShelby.com Source: S&P Capital IQ Pro

Institution Overview This partnership expands F&M’s Ohio footprint with a connected, community-focused bank PPSF MRQ Summary Financials Headquarters Building History The Bank’s headquarters building in Sidney, OH was designed by architect Louis H. Sullivan in the early 1900s It is one of two Sullivan designs in the State of Ohio and the only structure still operating as a bank In 1972, the building became the first physical structure in Shelby County to be added to the National Register of Historic Places Shelby County, OH Deposit Market Share Source: S&P Capital IQ Pro, Deposit market share data as of June 30, 2021

FARMERS & MERCHANTS BANCORP, INC.

Financially Compelling Transaction

Financially Compelling Transaction:

- EPS Accretion of approximately 2.5% in 2023 and approximately 3.9% in 2024
- TBV earnback period of 3.25 years using the crossover method
- IRR of > 20% exceeds our targeted cost of capital
- Excluding the impact of AOCI and other rate driven purchase accounting marks reduces the TBV dilution to (0.4%) and the TBV earnback to 2.00 years

Transaction Multiples

175%
Price / TBVPS

166%
Price / TBVPS (ex. AOCI)

Key Assumptions

1.30%
Gross Credit Mark

26.7%
Cost Savings [2]

$27.0 million
Aggregate Deal Value [1]

Key Financial Results

>20%
Internal Rate of Return

2.5%
Approximate 2023 EPS Accretion

~3.25 Years
TBV Earnback (Crossover)

3.9%
Approximate 2024 EPS Accretion

(2.1%)
TBV Dilution

Key Financial Results:
Excluding AOCI Adjustment and Rate Marks [3]

>20%
Internal Rate of Return

1.0%
Approximate 2023E EPS Accretion

~2.00 Years
TBV Earnback (Crossover)

3.0%
Approximate 2024E EPS Accretion

(0.4%)
TBV Dilution

1) Based on FMAO's closing price on June 14, 2022
2) 50% of cost savings realized in 2022, 80% realized in 2023, 100% realized in 2024+
3) Assumes removal of all purchase accounting rate marks (AOCI, securities, loans, and certificates of deposits) to illustrate the earnback excluding timing-related accounting adjustments

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Transaction Value $27.0 million, or $23.10 per Peoples-Sidney Financial Corporation common share based on 1,167,025 common shares of PPSF outstanding¹ Consideration to PPSF Shareholders Cash or stock election subject to proration, resulting in stock consideration of at least 65% Fixed exchange ratio of 0.6597 shares of FMAO stock or fixed cash consideration of $24.00 Closing Expected to close in the 3rd or 4th quarter of 2022 Subject to PPSF shareholder and regulatory approvals Assumptions and Details Financed with existing cash at FMAO One-time merger expenses of $3.0 million Cost savings assumption of 26.7% of target noninterest expense 80% phased-in in 2023 and 100% phased-in in 2024 Gross credit mark of 1.3% of PPSF’s loans Loan interest rate mark of 1.7% of PPSF’s loans Additional securities mark of ($381) thousand and Deposits/FHLB Advance marks of $382 thousand Fixed asset mark-up of $2.3 million Core deposit intangible of 0.85%, amortized over 7 years straight-line Multiples / Pro Forma Results 1) Based on FMAO’s closing price on June 14, 2022 Price / TBV: 175% Price / TBV excluding AOCI: 166% Pay-to-Trade Ratio¹: 78.8% Price / LTM EPS: 28.6x Price / 2023E EPS: 20.8x 2023E EPS Accretion: 2.5% 2024E EPS Accretion: 3.9% TBV Dilution at Closing: (2.1%) TBV Earnback Period (Crossover): 3.25 Years Internal Rate of Return: >20% Pro Forma TCE/TA at Closing: 7.9%

Approach to M&A Peoples-Sidney Financial Corporation fits the criteria F&M seeks in a partner Expanded capabilities to serve the client Strong financial performance Deep commitment to communities This transaction provides an opportunity to take market share from large competitors in Shelby County who are unable to provide the same degree of personalized service F&M has demonstrated prior success in M&A and benefits from strong regulatory support Approach to M&A is client-focused, not cost-savings focused Our two companies share a “people first” culture that will benefit greatly from technological investment and the larger scale of the combined bank F&M’s comprehensive product suite provides an opportunity to serve the Shelby County area better than before Carefully analyzed and vetted assumptions will deliver strong results and create value for F&M shareholders

A Consistent M&A Strategy Paired with Organic Growth 12.5% Asset CAGR since 2012 Total Assets ($B) Acquisition October 2021 $395M Assets Acquisition April 2021 $130M Assets Acquisition January 2019 $290M Assets Recent Growth Through Acquisitions Disciplined, strategic partnership approach Creating long-term shareholder value Commercial-focused community bank seeking benefits of scale Pending Acquisition June 2022 $133M Assets Source: S&P Capital IQ Pro; Market data as of June 14, 2022 Since 2012 Since 2015 Since 2017 Since 2020 151% 107% 93% 13% FMAO Returns in Excess of NASDAQ Bank Index Returns

Pro Forma Loan Mix (According to Call reports as of March 31, 2022)

Pro Forma Deposit Mix (According to Call reports as of March 31, 2022) Note: Jumbo defined as >$250k